SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 1, 2006
CELEBRATE EXPRESS, INC.
(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11220 – 120th Avenue NE
Kirkland, Washington 98033
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (425) 250-1061

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 10.1

Item 1.01 Entry into a Material Definitive Agreement
     The Compensation Committee of the Board of Directors of Celebrate Express, Inc. (the “Company”) approved the grant of restricted stock units to purchase 3,000 shares of Common Stock of the Company to Darin White, Vice President, Finance and the Company’s acting Chief Executive Officer, under the Company’s 2004 Amended and Restated Equity Incentive Plan, as amended (the “Plan”) effective on March 1, 2006. These restricted stock units will vest 25% every three months from the date of grant. Restricted stock units are granted under and governed by the terms and conditions of the Plan and the form of Restricted Stock Unit Agreement, which is attached as an exhibit to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit	Description

10.1	Form of Restricted Stock Unit Agreement under the Company’s 2004 Amended and Restated Equity Incentive Plan, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2006	CELEBRATE EXPRESS, INC.
	By:	/s/ Darin L. White
Darin L. White
Vice President, Finance